Exhibit 10.1

AMENDMENT NO. 11 TO RECEIVABLES PURCHASE AGREEMENT

This amendment no. 11 to Receivables Purchase Agreement is entered into as of October 27, 2009, by and among Meredith Funding Corporation, a Delaware corporation (Seller), Meredith Corporation, an Iowa corporation (Meredith), as initial Servicer (the Servicer, together with Seller, the Seller Parties and each, a Seller Party), JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA, in its individual capacity as the sole Financial Institution, Falcon Asset Securitization Company LLC, formerly known as Falcon Asset Securitization Corporation (the Conduit, and together with the sole Financial Institution, the Purchasers), and JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA, as agent (together with its successors and assigns hereunder, the Agent), with respect to that certain Receivables Purchase Agreement among the parties hereto dated as of April 9, 2002, as heretofore amended (the Existing Agreement).

W I T N E S S E T H :

WHEREAS, the Seller Parties, the Purchasers and the Agent are parties to the Existing Agreement; and

WHEREAS, the parties desire to amend the Existing Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Existing Agreement.

2. Amendments.

2.1 The definition of Purchase Limit in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

 Purchase Limit means $100,000,000.

2.2 Schedule A of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

SCHEDULE A

COMMITMENTS OF FINANCIAL INSTITUTIONS

Financial Institution	Commitment

JPMorgan Chase Bank, N.A.	$ 102,000,000

3. Representations and Warranties. In order to induce the Agent and the Purchasers to enter into this Amendment, each of the Seller Parties hereby represents and warrants to the Agent and the Purchasers that after giving effect to the amendments contained in Section 2 above, (a) no Amortization Event or Potential Amortization Event exists and is continuing as of the Effective Date (as defined in Section 4 below), and (b) each of such Seller Party's representations and warranties contained in Section 5.1 of the Existing Agreement is true and correct as of the Effective Date.

4. Effective Date. This Amendment shall become effective as of the date first above written (the Effective Date) when the Agent has received counterparts of this Amendment, duly executed by the Seller Parties, the Agent and the Purchasers.

5. Ratification. The Existing Agreement, as modified hereby, is hereby ratified, approved and confirmed in all respects.

6. Reference to Agreement. From and after the Effective Date hereof, each reference in the Existing Agreement to this Agreement, hereof, or hereunder or words of like import, and all references to the Existing Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Existing Agreement, as modified by this Amendment.

7. Costs and Expenses. The Seller agrees to pay all costs, fees, and out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

8. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

<signature pages follow>

IN WITNESS WHEREOF, the Seller Parties, the Purchasers and the Agent have executed this Amendment as of the date first above written.

 MEREDITH FUNDING CORPORATION

 By: /s/ Kevin M. Wagner

 Name: Kevin M. Wagner

 Title: President

 MEREDITH Corporation

 By: /s/ Steven M. Cappaert

 Name: Steven M. Cappaert

 Title: Corporate Controller

 FALCON ASSET SECURITIZATION COMPANY LLC

 By: JPMorgan Chase Bank, N.A., its attorney in fact

 By:/s/ Joel Gedroic

 Name: Joel Gedroic

 Title: Executive Director

 JPMORGAN CHASE BANK, N.A., successor by merger to BANK ONE, NA, as a Financial Institution and as Agent

 By:/s/ Joel Gedroic

 Name: Joel Gedroic

 Title: Executive Director